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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               February 22, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                       1-13232                84-1259577
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation or              File Number)         Identification No.)
       organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------

(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

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 ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company, dated February 22, 2002, attached hereto as Exhibit 99.1 is incorporated herein by reference.

 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number        Description

                  99.1 Press Release of Apartment Investment and Management Company, dated
                                        February 22, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: February 25, 2002

                                        APARTMENT INVESTMENT
                                        AND MANAGEMENT COMPANY

                                        By: /s/ Paul J. McAuliffe
                                        -------------------------
                                        Paul J. McAuliffe
                                        Executive Vice President--Capital
                                        Markets and Chief Financial Officer


                                        By: /s/ Thomas C. Novosel
                                        -------------------------
                                        Thomas C. Novosel
                                        Senior Vice President and Chief
                                        Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release of Apartment Investment and Management Company,
                  dated February 22, 2002.